Exhibit 10.9

1.	Date of Agreement		Bernhard Schulte Shipmanagement
			Ship Management Agreement
	13 May 2010

			PART I

2.	Owners (name, place of registered office and law of registry) (Cl. 1)	3.	Managers (name, place of registered office and law of registry)(Cl. 1)

	Name		Name

			BERNHARD SCHULTE SHIPMANAGEMENT (CYPRUS) LIMITED

	Place of registered office		Place of registered office
	Trust Company Complex Ajeltake Road,		284 Arch. Makarios III Avenue, Fortuna Court,
	Ajeltake Island, Majuro, MH 96960, Marshall Island		Block “B”, 2nd Floor, Limassol

	Law of registry		Law of registry
	MARSHALL ISLANDS		CYPRUS

4.	Date of commencement of Management Services (Cl. 2)

From Date of Vessel Takeover by the Managers

5.	Technical Management (state “yes” or “no” as agreed) (Cl.3.1)	6.	Crew Management (state “yes” or “no” as agreed) (Cl. 3.2)

	Yes		Yes. Please refer to Annex “B” which forms an integral part of the Ship Management Agreement

7.	Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3)	8.	Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4)

	No		Yes

9.	Accounting Services (state “yes” or “no” as agreed) (Cl. 3.5)	10.	Sale or Purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6)

	Yes		No

11.	Provisions (state “yes” or “no” as agreed) (Cl. 3.7)	12.	Bunkering (state “yes” or “no” as agreed) (Cl. 3.8)

	Yes. Please refer to Annex “B” which forms an integral part of
	the Ship Management Agreement		No

13.	Chartering Services Period (only to be filled in if “yes” stated in Box 7) (Cl. 3.3(i))	14.	Owners’ Insurance (state alternative (i), (ii), or (iii) of Cl. 6.3)

	No		Managers Arrange — Alternative (i)

15.	Annual Management Fee (state annual amount) (Cl. 8.1)	16.	Severance Costs (state maximum amount)

	US$130,000		Yes. Please refer to Annex “B” which forms an integral part of the Ship Management Agreement

17.	Date of termination of Agreement (Cl. 16)	18.	Law and Arbitration (place of arbitration must be stated) (Cl. 18)

	31 December 2010		English law to apply and LMAA arbitration in London

19.	Notices (state postal and cable address, telex, email and fax number for serving notice and communication to the Owners) (Cl. 19)	20.	Notices (state postal and cable address, telex, email and fax number for serving notice and communication to the Managers) (Cl. 19)

			BERNHARD SCHULTE SHIPMANAGEMENT (CYPRUS) LTD.
			Hanseatic House, 111, Spyrou Araouzou Street, CY-3036 Limassol, Cyprus
			Email: cy-sdc-man@bs-shipmanagement.com
			Tel: + 357 25 846 400
			Fax: + 357 25 745 245

It is mutually agreed between the party mentioned in Box 2 and the party mentioned in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel), “B” (Crew Management Agreement), “C” (Budget) and “D” (Associated Vessels) attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and Annexes “A”, “B”, “C” and “D” shall prevail over those of PART II to the extent of such conflict but no further.

Signature(s) (Owners)	Signature(s) (Managers)

Name:	Name: ARTHUR MCWHINNIE / CHRISTOS TOFAS

Designation:	Designation: DIRECTORS

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1	1.	Definitions
2		In this Agreement save where the context otherwise requires,
3		the following words and expressions shall have the meanings
4		hereby assigned to them:

5		“Crew” means the Master, officers and ratings of the
6		numbers, rank and nationality specified in Annex “B” hereto.
7		“Crew Insurances” means insurances against crew risks
8		which shall include but not be limited to death, sickness,
9		repatriation, injury, shipwreck unemployment indemnity and
10		loss of personal effects.
11		“ISM Code” means the International Management Code for
12		the Safe Operation of Ships and for Pollution Prevention and
13		any subsequent amendment thereto.
14		“ISPS Code” means the International Code for the Security of
15		Ships and Port Facilities and the relevant amendments to
16		Chapter XI of SOLAS and any subsequent amendment
17		thereto.
18		“Managers” means the party identified in Box 3.
19		“Management Services” means the services specified in
20		Sub-clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to
21		12.
22		“Owners” means the party identified in Box 2.
23		“STCW 95” means the International Convention on Standards
24		of Training, Certification and Watchkeeping for Seafarers,
25		1978, as amended in 1995 or any subsequent amendment
26		thereto.
27		“Vessel” means the vessel or vessels details of which are set
28		out in Annex “A” hereto.

29	2.	Appointment of Managers
30		With effect from the commencement of the Management
31		Services and continuing unless and until terminated as
32		provided herein, the Owners hereby appoint the Managers
33		and the Managers hereby agree to act as the managers of
34		the Vessel in respect of the Management Services.

35	3.	Basis of Agreement
36		Subject to the terms and conditions herein provided, during
37		the period of this Agreement, the Managers shall carry out
38		Management Services in respect of the Vessel as agents for
39		and on behalf of the Owners. The Managers shall have
40		authority to take such actions as they may from time to time
41		in their absolute discretion consider to be necessary to
42		enable them to perform the Management Services in
43		accordance with sound ship management practice.
44	3.1	Technical Management
45		(only applicable if agreed according to Box 5)
46		The Managers shall provide technical management which
47		includes, but is not limited to, the following functions:
48		(i) ensuring that the Vessel complies with the requirements
49		of the law of the Flag State;
50		(ii) compliance with the ISM Code;
51		(iii) compliance with the ISPS Code;
52		(iv) provision of competent personnel to supervise the
53		maintenance and general efficiency of the Vessel;
54		(v) arrangement and supervision of dry dockings, repairs,
55		alterations and the maintenance of the Vessel to the
56		standards agreed with the Owners from time to time,
57		provided that the Managers shall be entitled to incur the
58		necessary expenditure to ensure that the Vessel will
59		comply with all requirements and recommendations of
60		the classification society, and with the law of the Flag
61		State of the Vessel and of the places where the Vessel
62		is required to trade;
63		(vi) arrangement of the supply of necessary stores, spares
64		and lubricating oil;
65		(vii) appointment of surveyors and technical consultants as
66		the Managers may consider from time to time to be
67		necessary;

68		(viii)	development, implementation and maintenance of a
69			Safety Management System (SMS) in accordance with
70			the ISM Code (see Sub-clause 4.2);
71		(ix)	arrangement of the sampling and testing of bunkers;
72			and
73		(x)	installation of PMS software onboard on Owners’
74			account.
75	3.2		Crew Management
76			(only applicable if agreed according to Box 6)
77			The Managers shall provide suitable and qualified Crew for
78			the Vessel as required by the Owners in accordance with the
79			STCW 95 requirements as per Annex “B”.
80	3.3		Commercial Management
81			(only applicable if agreed according to Box 7)
82			The Managers shall provide the commercial operation of the
83			Vessel, as required by the Owners, which includes, but is not
84			limited to, the following functions:
85		(i)	providing chartering services in accordance with the
86			Owners’ instructions which include, but are not limited
87			to, seeking and negotiating employment for the Vessel
88			and the conclusion (including the execution thereof) of
89			charter parties or other contracts relating to the
90			employment of the Vessel. If such a contract exceeds
91			the period stated in Box 13, consent thereto in writing
92			shall first be obtained from the Owners;
93		(ii)	arranging of the proper payment to Owners or their
94			nominees of all hire and/or freight revenues or other
95			moneys of whatsoever nature to which Owners may be
96			entitled arising out of the employment of or otherwise in
97			connection with the Vessel;
98		(iii)	providing voyage estimates and accounts and
99			calculating of hire, freights, demurrage and/or despatch
100			moneys due from or due to the charterers of the Vessel;
101		(iv)	issuing of voyage instructions;
102		(v)	appointing agents;
103		(vi)	appointing stevedores; and
104		(vii)	arranging surveys associated with the commercial
105			operation of the Vessel.
106	3.4		Insurance Arrangements
107			(only applicable if agreed according to Box 8)
108			The Managers shall arrange insurances in accordance with
109			Clause 6 and the reasonable instructions of the Owners.
110	3.5		Accounting Services
111			(only applicable if agreed according to Box 9)
112			The Managers shall:
113		(i)	establish an accounting system which meets the
114			reasonable requirements of the Owners and provide
115			regular accounting services, supply regular reports and
116			records; and
117		(ii)	maintain the records of all costs and expenditure
118			incurred as well as data necessary or proper for the
119			settlement of accounts between the parties.
120	3.6		Sale or Purchase of the Vessel
121			(only applicable if agreed according to Box 10)
122			The Managers shall, in accordance with the Owners’
123			instructions, supervise the sale or purchase of the Vessel,
124			including the performance of any sale or purchase
125			agreement, but not negotiation of the same.
126	3.7		Provisions (only applicable if agreed according to Box 11)
127			The Managers shall arrange for the supply of provisions.
128	3.8		Bunkering (only applicable if agreed according to Box 12)
129			The Managers shall arrange for the provision of bunker fuel of
130			the quality specified by the Owners as required for the
131			Vessel’s trade.

132	4.		Managers’ Obligations
133	4.1		The Managers undertake to exercise all reasonable care and
134			skill in providing the agreed Management Services as agents
135			for and on behalf of the Owners in accordance with sound
136			ship management practice and to protect and promote the

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137		interests of the Owners in all matters relating to the provision
138		of services hereunder.
139		Provided, however, that the Managers in the performance of
140		their management responsibilities under this Agreement shall
141		be entitled to have regard to their overall responsibility in
142		relation to all vessels as may from time to time be entrusted
143		to their management and in particular, but without prejudice
144		to the generality of the foregoing, the Managers shall be
145		entitled to allocate available supplies, manpower and services
146		in such manner as in the prevailing circumstances the
147		Managers in their absolute discretion consider to be fair and
148		reasonable.
149	4.2	Where the Managers are providing Technical Management in
150		accordance with Sub-clause 3.1, they shall procure that the
151		requirements of the law of the Flag State of the Vessel are
152		satisfied and they shall in particular be deemed to be the
153		“Company” as defined by the ISM Code, assuming the
154		responsibility for the operation of the Vessel and taking over
155		the duties and responsibilities imposed by the ISM Code
156		when applicable.

157	5.	Owners’ Obligations
158	5.1	The Owners shall pay all sums due to the Managers
159		punctually in accordance with the terms of this Agreement.
160	5.2	Where the Managers are providing Technical Management in
161		accordance with Sub-clause 3.1, the Owners shall:
162		(i) procure that all officers and ratings supplied by them or
163		on their behalf comply with the requirements of STCW
164		95;
165		(ii) instruct such officers and ratings to obey all reasonable
166		orders of the Managers in connection with the operation
167		of the Managers’ Safety Management System.
168	5.3	The Owners shall be liable to the Managers for a default
169		interest at a LIBOR rate plus 1% per annum on the
170		outstanding amount for non-payment of any money by the
171		Owners to the Managers under or in connection with this
172		Agreement.
173	5.4	The Owners will consult with the Managers before they
174		confirm to Charterers compliance of the Vessel as per the
175		requirements of the charter party.

176	6.	Insurance Policies
177		The Owners shall procure that throughout the period of this
178		Agreement:
179	6.1	at the Owners’ expense, the Vessel is insured for not less
180		than her sound market value or entered for her full gross
181		tonnage, as the case may be for:
182		(i) usual hull and machinery marine risks (including crew
183		negligence) and excess liabilities;
184		(ii) protection and indemnity risks (including pollution risks
185		and Crew Insurances); and
186		(iii) war risks (including blocking and trapping, protection
187		and indemnity and crew risks); and
188		in accordance with the best practice of prudent owners of
189		vessels of a similar type to the Vessel, with first class
190		insurance companies, underwriters or associations (“the
191		Owners’ Insurances”).
192	6.2	all premiums and calls on the Owners’ Insurances are paid
193		promptly by their due date.
194	6.3	the Owners’ Insurances name the Managers and any third
195		party designated by the Managers as a joint assured, with full
196		cover, with the Owners obtaining cover in respect of each of
197		the insurances specified in Sub-clause 6.1:
198		(i) on terms whereby the Managers and any such third
199		party are liable in respect of premiums or calls arising in
200		connection with the Owners’ Insurances; or
201		(ii) if obtainable, on terms such that neither the Managers
202		nor any such third party shall be under any liability in
203		respect of premiums or calls arising in connection with
204		the Owners’ Insurances; or
205		(iii) on such other terms as may be agreed in writing.

206		Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left
207		blank then (i) applies.
208	6.4	written evidence is provided, to the reasonable satisfaction of
209		the Managers, of their compliance with their obligations under
210		Clause 6 within a reasonable time of the commencement of
211		the Agreement, and of each renewal date and, if specifically
212		requested, of each payment date of the Owners’ Insurances.

213	7.	Income Collected and Expenses Paid on Behalf of
214		Owners
215	7.1	All moneys collected by the Managers under the terms of this
216		Agreement (other than moneys payable by the Owners to the
217		Managers) and any interest thereon shall be held to the credit
218		of the Owners in a separate bank account.
219	7.2	All expenses incurred by the Managers under the terms of
220		this Agreement on behalf of the Owners (including expenses
221		as provided in Clause 8) may be debited against the Owners
222		in the account referred to under Sub-clause 7.1 but shall in
223		any event remain payable by the Owners to the Managers on
224		demand.

225	8.	Management Fee
226	8.1	The Owners shall pay to the Managers for their services as
227		Managers under this Agreement an annual management fee
228		as stated in Box 15 which shall be payable by equal calendar-
229		monthly installments in advance, the first installment being
230		payable pro rata on the commencement of this Agreement
231		(see Clause 2 and Box 4) and subsequent installments being
232		payable every calendar month. If the Managers’
233		superintendents or other staff spend more than 21 days
234		visiting the Vessel in any calendar year (or pro rata of a
235		calendar year), Managers will charge Owners for such excess
236		days US$650 per day / person.
237	8.2	The management fee shall be subject to an annual review on
238		the calendar year end and the proposed fee shall be
239		presented in the annual budget referred to in Sub-clause 9.1.
240	8.3	The Owners shall pay to the Managers for their services
241		rendered before the commencement of the Management
242		Services a Pre-delivery Management Fee of US$8,000 on or
243		before the commencement of the Management Services.
244	8.4	The Managers shall, at no extra cost to the Owners, provide
245		their own office accommodation, office staff, facilities and
246		stationery. Without limiting the generality of Clause 7 the
247		Owners shall reimburse the Managers for postage and
248		communication expenses, travelling expenses, and other out
249		of pocket expenses properly incurred by the Managers in
250		pursuance of the Management Services.
251	8.5	In the event of the appointment of the Managers being
252		terminated by the Owners or the Managers in accordance
253		with the provisions of Clauses 16 and 17 other than by
254		reason of default by the Managers, or if the Vessel is lost, the
255		“management fee” payable to the Managers according to the
256		provisions of Sub-clause 8.1, shall continue to be payable for
257		a further period of three (3) months as from the termination
258		date.
259	8.6	If the Owners decide to lay-up the Vessel whilst this
260		Agreement remains in force and such lay-up lasts for more
261		than three (3) calendar months, an appropriate reduction of
262		the annual management fee for the period exceeding three
263		(3) calendar months until one (1) calendar month before the
264		Vessel is again put into service shall be mutually agreed
265		between the parties.
266	8.7	Unless otherwise agreed in writing all discounts and
267		commissions obtained by the Managers in the course of the
268		management of the Vessel shall be credited to the Owners.
269	8.8	If the Vessel is not taken over by the Managers, for whatever
270		reason, Managers are entitled to charge to the Owners all
271		costs incurred in relation to the take over of the Vessel.

272	9.	Budgets and Management of Funds

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273	9.1	The Managers shall present to the Owners calendar-yearly a
274		budget in such form as the Owners require. The first budget
275		for part of, the whole of or more than a complete calendar
276		year is set out in Annex “C” hereto (the first Budget does not
277		include any upgrading costs which may be agreed upon
278		separately between the Owners and the Managers.) and shall
279		be subject to review by both parties after three (3) calendar
280		months. Subsequent budgets for part of or the whole of a
281		complete calendar year shall be prepared by the Managers
282		and submitted to the Owners no later than the immediately
283		preceding October (see Clause 2 and Box 4) and any
284		proposed revised Annual Management Fee shall be
285		presented therein.
286	9.2	The annual budget will also be subject to review by both
287		parties upon any change in the Vessel’s trading area, as set
288		out in Annex “C” hereto.
289	9.3	The Owners shall indicate to the Managers their acceptance
290		and approval of the annual budget within one (1) month of
291		presentation and in the absence of any such indication the
292		Managers shall be entitled to assume that the Owners have
293		accepted the proposed budget. If the Owners refuse to
294		accept and approve the annual budget within the time
295		specified herein, the Managers shall have the right to
296		terminate the Agreement with immediate effect by notice in
297		writing.
298	9.4	Following the agreement of the budget, the Managers shall
299		request in writing and the Owners shall remit on a monthly
300		basis, 1/12th of the agreed annual budget (adjusted with any
301		amount due to/from the Managers as per the monthly cash
302		position of the Vessel submitted to Owners by the Managers)
303		for the Vessel not later than the 5th day of each calendar
304		month, into the account of the Managers free of all expenses
305		and bank charges. The Managers shall also request funds for
306		occasional or extraordinary items of expenditure, provided
307		same have been discussed and agreed with Owners, such as
308		emergency repair costs or provisions outside the agreed
309		budget as agreed between Owners and Managers and
310		Owners shall remit such funds agreed in advance. All
311		remittances to the Managers should be made to the bank
312		account no. DE89 2012 0000 0520 5820 08 of the Managers
313		with BERENBERG BANK, HAMBURG.
314	9.5	The Owners agree and undertake, for so long as any amount
315		due to the Managers under the Agreement remains
316		outstanding that they shall not sell or transfer or otherwise
317		dispose of the Vessel or any share therein without having the
318		Managers informed timely prior to such sale or transfer and
319		that a claim by the Managers for such amount may be made
320		and be enforceable against the Owners and/or the Vessel,
321		being a claim in respect of any outstanding accounts payable
322		to the Managers, including management fees and
323		disbursements incurred by the Managers, as Agent, on
324		account of the Vessel and/or in respect of goods or materials
325		and services supplied to the Vessel for her operation or
326		maintenance and/or in respect of the repair of equipment of
327		the Vessel.
328	9.6	The Managers shall produce a comparison between
329		budgeted and actual income and expenditure of the Vessel in
330		such form as required by the Owners monthly or at such
331		other intervals as mutually agreed.
332	9.7	Notwithstanding anything contained herein to the contrary,
333		the Managers shall in no circumstances be required to use or
334		commit their own funds to finance the provision of the
335		Management Services.
336	9.8	Working Fund —
337		(i) The Owners agree to remit on commencement of the
338		Agreement a “working fund” of US$75,000 which shall
339		be kept in the bank account of the Managers. The
340		Owners shall maintain the working fund in balance of
341		US$75,000 as per the Cash Position Statement issued
342		by the Managers.

343		(ii)	All interest earned less any charges on the working fund
344			shall be for the account of the Owners. Upon
345			termination of the Agreement the balance of the working
346			fund, if any, shall be returned to the Owners.
347		(iii)	If the Owners have more than one Vessel under a
348			management agreement with the Managers then the
349			Owners herewith agree that the working fund placed
350			with the Managers for each individual vessel amounting
351			to US$75,000 per vessel may be used by the Managers
352			wholly or partly for each one or all vessels under
353			management with the Managers.
354			The Owners agree to maintain the said working funds in
355			accordance with the Cash Position Statements issued
356			by the Managers such that at any time the said working
357			funds are not less than a minimum of US$75,000 for
358			each Vessel.

359	10.		Managers’ Right to Sub-Contract
360			The Managers shall not have the right to sub-contract any of
361			their obligations hereunder without the prior written consent of
362			the Owners which shall not be unreasonably withheld. In the
363			event of such a sub-contract the Managers shall remain fully
364			liable for the due performance of their obligations under this
365			Agreement.

366	11.		Responsibilities
367	11.1		Force Majeure - Neither party shall be liable for any loss,
368			damage or delay due to any of the following force majeure
369			events and/or conditions to the extent the party invoking force
370			majeure is prevented or hindered from performing any or all
371			of their obligations under this Agreement, provided they have
372			made all reasonable efforts to avoid, minimize or prevent the
373			effect of such events and/or conditions:
374		(i)	acts of God;
375		(ii)	any Government requisition, control, intervention,
376			requirement or interference;
377		(iii)	any circumstances arising out of war, threatened act of
378			war or warlike operations, acts of terrorism, sabotage or
379			piracy, or the consequences thereof;
380		(iv)	riots, civil commotion, blockades or embargoes;
381		(v)	epidemics;
382		(vi)	earthquakes, landslides, floods or other extraordinary
383			weather conditions;
384		(vii)	strikes, lockouts or other industrial action, unless limited
385			to the employees (which shall not include the Crew) of
386			the party seeking to invoke force majeure;
387		(viii)	fire, accident, explosion except where caused by
388			negligence of the party seeking to invoke force majeure;
389		(ix)	any other similar cause beyond the reasonable control
390			of either party.
391	11.2		Liability to Owners - Without prejudice to Sub-clause 11.1,
392			the Managers shall be under no liability whatsoever to the
393			Owners for any loss, damage, delay or expense of
394			whatsoever nature, whether direct or indirect, (including but
395			not limited to loss of profit arising out of or in connection with
396			detention of or delay to the Vessel) and howsoever arising in
397			the course of performance of the Management Services
398			UNLESS same is proved to have resulted solely from the
399			negligence, gross negligence or wilful default of the
400			Managers or their employees, or agents or sub-contractors
401			employed by them in connection with the Vessel, in which
402			case (save where loss, damage, delay or expense has
403			resulted from the Managers’ personal act or omission
404			committed with the intent to cause same or recklessly and
405			with knowledge that such loss, damage, delay or expense
406			would probably result) the Managers’ liability for each incident
407			or series of incidents giving rise to a claim or claims shall
408			never exceed a total of ten (10) times the annual
409			management fee payable hereunder.
410	11.3		Indemnity - Except to the extent and solely for the amount
411			therein set out that the Managers would be liable under Sub-

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412		clause 11.2, the Owners hereby undertake to keep the
413		Managers and their employees, agents and sub-contractors
414		indemnified and to hold them harmless against all actions,
415		proceedings, claims, demands or liabilities whatsoever or
416		howsoever arising which may be brought against them or
417		incurred or suffered by them arising out of or in connection
418		with the performance of the Agreement, and against and in
419		respect of all costs, losses, damages and expenses
420		(including legal costs and expenses on a full indemnity basis)
421		which the Managers may suffer or incur (either directly or
422		indirectly) in the course of the performance of this Agreement.
423	11.4	“Himalaya” - It is hereby expressly agreed that no employee
424		or agent of the Managers (including every sub-contractor
425		from time to time employed by the Managers) shall in any
426		circumstances whatsoever be under any liability whatsoever
427		to the Owners for any loss, damage or delay of whatsoever
428		kind arising or resulting directly or indirectly from any act,
429		neglect or default on his part while acting in the course of or
430		in connection with his employment and, without prejudice to
431		the generality of the foregoing provisions in this Clause 11,
432		every exemption, limitation, condition and liberty herein
433		contained and every right, exemption from liability, defence
434		and immunity of whatsoever nature applicable to the
435		Managers or to which the Managers are entitled hereunder
436		shall also be available and shall extend to protect every such
437		employee or agent of the Managers acting as aforesaid and
438		for the purpose of all the foregoing provisions of this Clause
439		11 the Managers are or shall be deemed to be acting as
440		agent or trustee on behalf of and for the benefit of all persons
441		who are or might be their servants or agents from time to time
442		(including sub-contractors as aforesaid) and all such persons
443		shall to this extent be or be deemed to be parties to this
444		Agreement.

445	12.	General Administration
446	12.1	The Managers shall keep the Owners informed in a timely
447		manner of any incident of which the Managers become aware
448		which gives or may give rise to delays to the Vessel or claims
449		or disputes involving third parties.
450	12.2	The Managers shall, on behalf of Owners handle and settle
451		all claims and disputes with third parties arising out of the
452		Management Services hereunder.
453	12.3	The Managers shall, as instructed by Owners, bring or defend
454		actions, suits or proceedings in connection with matters
455		entrusted to the Managers according to this Agreement, on
456		terms to be agreed.
457	12.4	The Managers shall also have power to obtain legal or
458		technical or other outside expert advice in relation to the
459		handling and settlement of claims and disputes or all other
460		matters affecting the interests of the Owners in respect of the
461		Vessel.
462	12.5	On giving reasonable notice, the Owners may request, and
463		the Managers shall make available all documentation and
464		records in respect of the matters covered by this Agreement
465		either related to statutory rules or regulations or other
466		obligations (including but not limited to the ISM Code and
467		ISPS Code) or to bring or defend claims against or by third
468		parties. The Owners shall make available, upon the
469		Managers’ request, information or documents required by the
470		Ship Security Plan and/ or by the ISPS Code.
471	12.6	The Owners shall arrange for the provision of any necessary
472		guarantee bond or other security.
473	12.7	Any costs reasonably incurred by the Managers in carrying
474		out their obligations according to this Clause 12 shall be
475		reimbursed by the Owners.

476	13.	Accounts
477		The Managers shall at all times maintain and keep true and
478		correct accounts and shall make the same available for
479		inspection by the Owners at such times as may be mutually
480		agreed. On the termination, for whatever reasons, of this

481		Agreement, the Managers shall release to the Owners, if so
482		requested, the originals where possible, or otherwise certified
483		copies at the Owners’ expenses, of all such accounts and all
484		documents specifically relating to the Vessel and her
485		operation.

486	14.	Inspection of Vessel
487		By Owners
488		The Owners shall have the right at any time after giving
489		reasonable notice to the Managers to inspect the Vessel for
490		any reason they consider necessary. The Owners are entitled
491		to make recommendations as to possible repair or
492		maintenance matters, in writing, to the Managers only, such
493		recommendations will not be given to the Vessel by the
494		Owners.

495	15.	Compliance with Laws and Regulations
496		The Parties will not do or permit to be done anything which
497		might cause any breach or infringement of the laws and
498		regulations of the Vessel’s flag, or of the places where she
499		trades.

500	16.	Duration of the Agreement
501		This Agreement shall come into effect in accordance with Box
502		4 and shall continue until the date stated in Box 17.
503		Thereafter it shall continue until terminated under Clause 17.
504		If the Vessel is not taken over by the Managers, for whatever
505		reason, the Agreement is deemed to have commenced on
506		the date stated in Box 1.

507	17.	Termination
508	17.1	Owners’ Default
509		(i) The Managers shall be entitled to terminate the
510		Agreement with immediate effect by notice in writing if
511		any moneys payable by the Owners under this
512		Agreement, and/or the Owners of any associated
513		vessel, details of which are listed in Annex “D” hereto,
514		shall not have been received in the Managers’
515		nominated account within seven (7) running days of
516		receipt by the Owners of the Managers written request
517		or if the Vessel is arrested as a result of any legal
518		proceedings by any creditor of the Owners or
519		repossessed by the Mortgagees. All cost incurred,
520		arising out of breach of Sub-clauses 9.4 and 9.5 by
521		Owners shall be payable by the Owners to the
522		Managers.
523		(ii) If the Owners:
524		(a) fail to meet their obligations under Clause 5 of this
525		Agreement for any reason within their control, or
526		(b) proceed with the employment of or continue to
527		employ the Vessel in the carriage of contraband,
528		blockade running, or in an unlawful trade, or on a
529		voyage which in the reasonable opinion of the
530		Managers is unduly hazardous or improper,
531		the Managers may give notice of the default to the
532		Owners, requiring them to remedy it as soon as
533		practically possible. In the event that the Owners fail to
534		remedy it within a reasonable time to the satisfaction of
535		the Managers, the Managers shall be entitled to
536		terminate the Agreement with immediate effect by
537		notice in writing.
538	17.2	Managers’ Default
539		If the Managers fail to meet their obligations under Clauses 3
540		and 4 of this Agreement for any reason within the control of
541		the Managers, the Owners may give notice to the Managers
542		of the default, requiring them to remedy it as soon as
543		practically possible. In the event that the Managers fail to
544		remedy it within a reasonable time to the satisfaction of the
545		Owners, the Owners shall be entitled to terminate the
546		Agreement by notice in writing to the Managers, the same to
547		take effect on a date to be specified by the Owners not less

BSM SHIPMAN 1.0 (200906)

PART II
Bernhard Schulte Shipmanagement — Ship Management Agreement

548		than thirty (30) days from the date of notice, unless mutually
549		agreed otherwise.
550	17.3	Extraordinary Termination
551		This Agreement shall be deemed to be terminated in the case
552		of the sale of the Vessel or if the Vessel becomes a total loss
553		or is declared as a constructive or compromised or arranged
554		total loss or is requisitioned or has been declared missing.
555	17.4	For the purpose of Sub-clause 17.3 hereof:
556		(i) the date upon which the Vessel is to be treated as
557		having been sold or otherwise disposed of shall be the
558		date on which the Owners cease to be registered as
559		Owners of the Vessel;
560		(ii) the Vessel shall not be deemed to be lost unless either
561		she has become an actual total loss or agreement has
562		been reached with her underwriters in respect of her
563		constructive, compromised or arranged total loss or if
564		such agreement with her underwriters is not reached it
565		is adjudged by a competent tribunal that a constructive
566		loss of the Vessel has occurred.
567		(iii) the date upon which the Vessel is to be treated as
568		declared missing shall be ten (10) days after the Vessel
569		was last reported or when the Vessel is recorded as
570		missing by the Vessel’s underwriters, whichever occurs
571		first. A missing Vessel shall be deemed lost in
572		accordance with the provisions of Sub-clause 17.4 (ii).
573	17.5	This Agreement shall terminate automatically and
574		immediately in the event of an order being made or resolution
575		passed for the winding up, dissolution, liquidation or
576		bankruptcy of either party (otherwise than for the purpose of
577		reconstruction or amalgamation) or if a receiver is appointed,
578		or if it suspends payment, ceases to carry on business or
579		makes any special arrangement or composition with its
580		creditors.
581		The rights of either party to damages for breach of the
582		Agreement or otherwise including the right to damages for
583		wrongful termination, if this may be the case, shall not be
584		prejudiced by termination under the Clause 17.
585	17.6	Termination on Three Calendar Months’ Notice
586		Without prejudice to the rights under Sub-clauses 17.1-17.5,
587		either party shall be entitled to terminate this Agreement by
588		three (3) calendar months’ notice in writing until the expiry of
589		which notice this Agreement shall continue.
590	17.7	The termination of this Agreement shall be without prejudice
591		to all rights accrued or due between the parties prior to the
592		date of termination.
593	17.8	On termination of this Agreement, the Managers shall
594		forthwith deliver or procure to be delivered to the Owners all
595		records, documents accounts and other properties of every
596		description in their possession or under their control relating
597		to the Vessel whether or not the same were originally
598		supplied or obtained from the Owners. The Managers shall
599		be entitled to retain copies of the same if they in their sole
600		and absolute discretion consider desirable to do so.
601	17.9	Owners agree to pay Exit fee (US$ — ) to the Managers if the
602		termination of the Agreement is less than a year from the
603		commencement of the Agreement.

604	18.	Law and Arbitration
605	18.1	This Agreement shall be governed by and construed in
606		accordance with English law and any dispute arising out of or
607		in connection with this Agreement shall be referred to
608		arbitration in London in accordance with the Arbitration Act
609		1996 as may be amended or re-enacted from time to time
610		save to the extent necessary to give effect to the provisions of
611		this clause.
612		The arbitration shall be conducted in accordance with the
613		London Maritime Arbitrators Association (LMAA) Terms
614		current at the time when the arbitration proceedings are
615		commenced. The reference shall be to three arbitrators. A
616		party wishing to refer a dispute to arbitration shall appoint its
617		arbitrator and send notice of such appointment in writing to

618		the other party requiring the other party to appoint its own
619		arbitrator within 14 calendar days of that notice and stating
620		that it will appoint its arbitrator as sole arbitrator unless the
621		other party appoints its own arbitrator and gives notice that it
622		has done so within the 14 days specified. If the other party
623		does not appoint its own arbitrator and give notice that it has
624		done so within the 14 days specified, the party referring a
625		dispute to arbitration may, without the requirement of any
626		further prior notice to the other party, appoint its arbitrator as
627		sole arbitrator and shall advise the other party accordingly.
628		The award of a sole arbitrator shall be binding on both parties
629		as if he had been appointed by agreement.
630		Nothing herein shall prevent the parties agreeing in writing to
631		vary these provisions to provide for the appointment of a sole
632		arbitrator.
633		In cases where neither the claim nor any counterclaim
634		exceeds the sum of US$50,000 (or such other sum as the
635		parties may agree) the arbitration shall be conducted in
636		accordance with the LMAA Small Claims Procedure current
637		at the time when the arbitration proceedings are commenced.
638		In cases where the claim or any counterclaim exceeds the
639		sum agreed for the LMAA Small Claims Procedure and
640		neither the claim nor any counterclaim exceeds the sum of
641		US$400,000.00 (or such other sum as the parties may agree)
642		the arbitration shall be conducted in accordance with the
643		LMAA Intermediate Claims Procedure current at the time
644		when the arbitration proceeding are commenced.
645		Where the reference is to three arbitrators the procedure for
646		making appointments shall be in accordance with the
647		procedure for full arbitration stated above.
648	18.2	In the case of a dispute in respect of which arbitration has
649		been commenced, the following shall apply:
650		(i) Either party may at any time and from time to time elect
651		to refer the dispute or part of the dispute to mediation by
652		service on the other party to agree to mediation.
653		(ii) The other party shall thereupon within 14 calendar days
654		of receipt of the Mediation Notice confirm that they
655		agree to mediation, in which case the parties shall
656		thereafter agree a mediator within a further 14 calendar
657		days, failing which on the application of either party a
658		mediator will be appointed promptly by the Arbitration
659		Tribunal (“the Tribunal”) or such person as the Tribunal
660		may designate for that purpose. The mediation shall be
661		conducted in such place and in accordance with such
662		procedure and on such terms as the parties may agree
663		or, in the event of disagreement, as may be set by the
664		mediator.
665		(iii) If the other party does not agree to mediate, that fact
666		may be brought to the attention of the Tribunal and may
667		be taken into account by the Tribunal when allocating
668		the costs of the arbitration as between the parties.
669		(iv) The mediation shall not affect the right of either party to
670		seek such relief or take such steps as it considers
671		necessary to protect its interest.
672		(v) Either party may advise the Tribunal that they have
673		agreed to mediation. The arbitration procedure shall
674		continue during the conduct of the mediation but the
675		Tribunal may take the mediation timetable into account
676		when setting the timetable for steps in the arbitration.
677		(vi) Unless otherwise agreed or specified in the mediation
678		terms, each party shall bear its own costs incurred in
679		the mediation and the parties shall share equally the
680		mediator’s costs and expenses.
681		(vii) The mediation process shall be without prejudice and
682		confidential and no information or documents disclosed
683		during it shall be revealed to the Tribunal except to the
684		extent that they are disclosable under the law and
685		procedure governing the arbitration.
686		(Note: The parties should be aware that the mediation
687		process may not necessarily interrupt time limits.)

BSM SHIPMAN 1.0 (200906)

PART II
Bernhard Schulte Shipmanagement — Ship Management Agreement

688	19.	Notices
689	19.1	Any notice to be given by either party to the other party shall
690		be in writing and may be sent by fax, telex, email, registered
691		or recorded mail or by personal service.
692	19.2	Every notice or other communication to be given to the
693		Managers shall be in the English language and shall be sent
694		to the address of the Managers stated in Box 20.
695		Every notice or other communication to be given to the
696		Owners shall be made in the English language and shall be
697		sent to the address of his appointed and agreed
698		representative at the address stated in Box 19.
699	19.3	Every notice or other communication shall be deemed duly
700		given if delivered by hand, given by telefax, given by first
701		class registered or recorded delivery mail or given by email.
702		Every notice shall be effective:
703		(i) on delivery, if delivered personally,
704		(ii) on transmission if sent by telefax,
705		(iii) upon actual receipt, if sent by registered or recorded
706		delivery mail or
707		(iv) upon confirmation of receipt of the email message by
708		the recipient.

709	20.	Entire Agreement
710		This Agreement constitutes the entire agreement between the
711		parties and no promise, undertaking, representation, warranty
712		or statement by either party prior to the date stated in Box 4
713		shall affect this Agreement. Any modification of this
714		Agreement shall not be of any effect unless in writing signed
715		by or on behalf of the parties.

716	21.	Third Party Rights
717		Except to the extent provided in Sub-clause 11.4 (Himalaya),
718		no third parties shall have the right to enforce any term of this
719		Agreement.

720	22.	Partial Validity
721		If any provision of this Agreement is or becomes or is held by
722		any arbitrator or other competent body to be illegal, invalid or
723		unenforceable in any respect under any law or jurisdiction,
724		the provision shall be deemed to be amended to the extent
725		necessary to avoid such illegality, invalidity or
726		unenforceability, or, if such amendment is not possible, the
727		provision shall be deemed to be deleted from this Agreement
728		to the extent of such illegality, invalidity or unenforceability,
729		and the remaining provisions shall continue in full force and
730		effect and shall not in any way be affected or impaired
731		thereby.

732	23.	Interpretation
733		In this Agreement:
734	23.1	Singular/Plural
735		The singular includes the plural and vice versa as the context
736		admits or requires.
737	23.2	Headings
738		The index and headings to the Clauses and Appendices to
739		this Agreement are for convenience only and shall not affect
740		its construction or interpretation.
741	23.3	Day
742		“Day” means calendar day unless expressly stated to the
743		contrary.

BSM SHIPMAN 1.0 (200906)

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO
BERNHARD SCHULTE SHIPMANAGEMENT
SHIP MANAGEMENT AGREEMENT

Date of Agreement:	13 May 2010

Name of Vessels(s):

Particulars of Vessel(s):

Type:	Crude Oil Tanker
Year Built:	2009
Gross Tonnage:	85,030
Deadweight:	159,021
Flag:	Marshall Islands
IMO No.:	9379208
BSM SHIPMAN 1.0 (200906)

ANNEX “B” (CREW MANAGEMENT AGREEMENT) TO
BERNHARD SCHULTE SHIPMANAGEMENT
SHIP MANAGEMENT AGREEMENT

Date of Agreement:
Please refer to enclosed Bernhard Schulte Shipmanagement — Crew Management Agreement forming part of the Bernhard Schulte Shipmanagement — Ship Management Agreement.
BSM SHIPMAN 1.0 (200906)

ANNEX “C” (ANNUAL BUDGET) TO
BERNHARD SCHULTE SHIPMANAGEMENT
SHIP MANAGEMENT AGREEMENT

Crew Compliment: East European Officers , Pumpman , Fitter and Remaining Ratings East Asian

				per annum

1	a)	Crew Costs — Lumpsum Basis 25 crew	US$	1,510,100
		based on IBF Framework/IBF Amosup terms — worldwide trading including Crew P&I premium and deductibles

	b)	Provisions for 25 crew @ US$8.00 per man per day	US$	73,000

2	a)	H&M Insurance incl. Basic War Risk Insurance	US$	134,100
		insured value of US$77.7 Mio and deductible of US$250k
	b)	P&I Insurance basis ETC	US$	119,850
		excluding Crew P&I, including 4/4ths RDC & FFO
	c)	F.D.&D. basis ETC	US$	6,500

3		Lubricants	US$	209,820
		(basis 285 sea days per annum)

4		Maintenance & Repairs spares	US$	391,000
		incl. stores and transportation

5		Class Items	US$	48,000

6		Other Costs	US$	45,000

7		Oil Major Vettings/CDI	US$	35,000
		(Allows for ISPS and ISM Internal & External Audit and 3 Vettings)

8		Additional overtime	US$	20,000

9		Navigation Audits & Onboard Training	US$	10,000

10		Management fee	US$	130,000

		TOTAL OPERATING COSTS PER YEAR	US$	2,732,370

		or PER MONTH	US$	227,698

		or PER DAY	US$	7,486

The above operating Budget is valid up to 31 December 2010
BSM SHIPMAN 1.0 (200906)

ANNEX “D” (ASSOCIATED VESSELS) TO
BERNHARD SCHULTE SHIPMANAGEMENT
SHIP MANAGEMENT AGREEMENT

NOTE:	PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D” THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 17.1(i) OF THIS AGREEMENT.
Date of Agreement:
Details of Associated Vessels:          NONE
BSM SHIPMAN 1.0 (200906)

1.	Date of Agreement		Bernhard Schulte Shipmanagement
			Crew Management Agreement — Lump Sum
	13 May 2010
			PART I

2.	Owners (state name, place of registered office and law of registry) (Cl. 1)	3.	Crew Managers (state name, place of registered office and law of registry)(Cl. 1)

	Name		Name

			BERNHARD SCHULTE SHIPMANAGEMENT (CYPRUS) LIMITED

	Place of registered office		Place of registered office
	Trust Company Complex Ajeltake Road,		284 Arch. Makarios III Avenue, Fortuna Court,
	Ajeltake Island, Majuro, MH 96960, Marshall Island		Block “B”, 2nd Floor, Limassol

	Law of registry		Law of registry
	MARSHALL ISLANDS		CYPRUS

4.	Date of commencement of Crew Management Services (Cl. 2 and 14)	5.	Date of termination of Agreement (Cl. 14)

	The date on which Crew departed their country of domicile		31st December 2010

6.	Crew Insurance arrangements (state “yes” or “no” as agreed) (Cl. 3.2)	7.	Flag of the Vessel (Cl. 3.1 (ii) and 5.5)

	No		Marshall Islands

8.	Insurance arrangements (state alternative (a), (b) or (c) of Cl. 5.7 (iii))	9.	Crew management lump sum (state monthly amount) (Cl. 6.1)

			US$125,842 (valid till [date])
	See Box 8 of Management Agreement		plus US$6,083 for provisions (for a total crew of 25 persons)
			To be adjusted as / when the number of crewmembers onboard changes

10.	Vessel’s regular trading area (state port or area) (Cl. 6.2 (v))	11.	Crew overtime expenses (state amount covered by the lump sum) (Cl. 6.3)

			85 hours for East Asian Ratings
	Worldwide		103 hrs for East European Pumpman/Fitter
			Lumpsum overtime for Officers

12.	Cost of familiarization team and prejoining expenses (state if for Crew Managers’ account) (Cl. 6.4 and 6.5)	13.	Lay up or extensive repairs (Cl. 6.8)

			2 months
	Owner’s account

		Number of months lay up or extensive repairs in excess of which revision of the lump sum and re-manning to be agreed.

14.	Termination (state number of months lump sum payable) (Cl. 15.6)	15.	Law and Arbitration (place of arbitration must be stated) (Cl. 16)

	1 month		English law to apply and LMAA arbitration in London

16.	Notices (state postal and cable address, telex, email and fax number for service of notice and communication to the Owners) (Cl. 17)	17.	Notices (state postal and cable address, telex, email and fax number for service of notice and communication to the Crew Managers) (Cl. 17)

			BERNHARD SCHULTE SHIPMANAGEMENT (CYPRUS) LTD.
			Hanseatic House, 111, Spyrou Araouzou Street, CY-3036 Limassol, Cyprus
			Email: cy-sdc-man@bs-shipmanagement.com
			Tel: + 357 25 846 400
			Fax: + 357 25 745 245

It is mutually agreed between the party mentioned in Box 2 (hereinafter called “the Owners”) and the party mentioned in Box 3 (hereinafter called “the Crew Managers”) that this Agreement consisting of PART I and PART II as well as ANNEX “A”, ANNEX “B” and ANNEX “C” attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II and ANNEX “A”, ANNEX “B” and ANNEX “C” to the extent of such conflict but no further.

Signature(s) (Owners)	Signature(s) (Crew Managers)

Name:	Name: ARTHUR MCWHINNIE / CHRISTOS TOFAS

Designation:	Designation: DIRECTORS

BSM CREWMAN LUMPSUM 1.0 (200906)

PART II
Bernhard Schulte Shipmanagement — Crew Management Agreement (Lump Sum)

1	1.	Definitions
2		In this Agreement, save where the context otherwise
3		requires, the following words and expressions shall have the
4		meanings hereby assigned to them.

5		“Company” means the Owners of the Vessel or any other
6		organisation or person who has assumed the responsibility
7		for the operation of the Vessel from the Owners and who, on
8		assuming such responsibility, has agreed to take over all
9		duties and responsibilities imposed by the ISM Code.
10		“Crew” means the Master, officers and ratings of the
11		numbers, rank and nationality specified in Annex “B” hereto.
12		“Crew Insurances” means insurances against crew risks
13		which shall include but not be limited to death, sickness,
14		repatriation, injury, shipwreck unemployment indemnity and
15		loss of personal effects.
16		“Crew Management Services” means the services agreed
17		to be carried out by the Crew Managers in accordance with
18		Sub-clause 3.1 and, where indicated affirmatively in Box 6,
19		Sub-clause 3.2.
20		“Crew Managers” means the party identified in Box 3.
21		“Connected Person” means any person connected with the
22		provision and the performance of the Crew Management
23		Services.
24		“ISM Code” means the International Management Code for
25		the Safe Operation of Ships and for Pollution and any
26		subsequent amendment thereto.
27		“ISPS Code” means the International Code for the Security
28		of Ships and Port Facilities and the relevant amendments to
29		Chapter XI of SOLAS and any subsequent amendment
30		thereto.
31		“Owners” means the party identified in Box 2.
32		“Severance Costs” means the costs which the Crew
33		Managers are legally obliged to pay to the Crew as a result
34		of the early termination of a fixed term employment contract
35		for service on the Vessel.
36		“STCW 95” means the International Convention on
37		Standards of Training, Certification and Watchkeeping for
38		Seafarers, 1978, as amended in 1995, or any subsequent
39		amendment thereto.
40		“Vessel” means the vessel or vessels, details of which are
41		set out in Annex “A” hereto.

42	2.	Appointment of Crew Managers
43		With effect from the commencement of the Crew
44		Management Services and continuing unless and until
45		terminated as provided herein, the Owners hereby appoint
46		the Crew Managers and the Crew Managers hereby agree to
47		act as the crew managers of the Vessel in respect of the
48		Crew Management Services.

49	3.	Basis of Agreement
50		Subject to the terms and conditions herein provided, during
51		the period of this Agreement the Crew Managers shall be the
52		employers of the Crew and shall carry out Crew
53		Management Services in respect of the Vessel in their own
54		name.
55	3.1	Crew Management
56		The Crew Managers shall provide suitable and qualified
57		Crew for the Vessel who shall comply with the requirements
58		of the STCW 95. The provision of such crew management
59		services includes the following functions:
60		(i) selecting, engaging and providing for the administration
61		of the Crew of the Vessel, including, as applicable,
62		payroll arrangements, Crew’s tax, social security
63		contributions and other dues payable in the seafarer’s
64		country of domicile;
65		(ii) ensuring that the applicable requirements of the law of
66		the Flag State of the Vessel stated in Box 7 are
67		satisfied in respect of manning levels, rank, qualification

68			and certification of the Crew and employment
69			regulations;
70		(iii)	ensuring that all members of the Crew have passed a
71			medical examination with a qualified doctor certifying
72			that they are fit for the duties for which they are
73			engaged and are in possession of valid medical
74			certificates issued in accordance with appropriate Flag
75			State requirements or such higher standard of medical
76			examination as may be agreed with the Owners. In the
77			absence of applicable Flag State requirements the
78			medical certificate shall be dated not more than three
79			(3) months prior to the respective Crew members
80			leaving their country of domicile and maintained for the
81			duration of their service on board the Vessel;
82		(iv)	ensuring that the Crew shall have a common working
83			language and a command of the English language of a
84			sufficient standard to enable them to perform their
85			duties safely;
86		(v)	instructing the Crew to obey all reasonable orders of
87			the Owners and/or the Company, including, but not
88			limited to orders in connection with safety and
89			navigation, avoidance of pollution and protection of the
90			environment;
91		(vi)	ensuring that no Connected Person shall proceed to
92			sea on board the Vessel without the prior consent of
93			the Owners (such consent not to be unreasonably
94			withheld). Connected Person does not refer to the
95			families of the Crew;
96		(vii)	arranging transportation of the Crew, including
97			repatriation;
98		(viii)	arranging for the supply of provisions, at the Crew
99			Managers’ expense, provided that the costs of
100			transportation of provisions by boat shall be on the
101			account of the Owners.
102		(ix)	training of the Crew and supervising their efficiency;
103		(x)	conducting union negotiations, if requested by the
104			Owners;
105		(xi)	operating the Company’s drug and alcohol policy,
106			unless otherwise agreed; and
107		(xii)	the Owners shall provide the Crew Managers, with a
108			valid copy of the Vessel’s Safe Manning Certificate,
109			issued by the respective flag administration. Further,
110			where the Crew Managers provide for a part crew
111			complement only, the Owners hereby warrant that the
112			total crew complement will always be in accordance
113			with the requirements laid down in the Safe Manning
114			Certificate. The Crew Managers undertake to provide
115			seafarers having knowledge of the IMO ISM Code,
116			however, where the Crew Managers are not
117			responsible for the onboard Safety Management
118			System, the Owners are responsible for ensuring the
119			understanding and compliance of the Crew with the
120			onboard Safety Management System.
121	3.2	Crew Insurance Arrangements
122		(Only applicable if agreed according to Box 6)
123		Subject to the terms and conditions herein provided, the
124		Crew Managers shall:
125		(i)	insure the Crew and any Connected Persons
126			proceeding to sea on board for crew risks, which shall
127			include but not be limited to death, sickness,
128			repatriation, injury, shipwreck unemployment indemnity
129			and loss of personal effects, with a first class insurance
130			company, underwriter or protection and indemnity
131			association (‘the Crew Insurances’);
132		(ii)	ensure that all premiums or calls in respect of the Crew
133			Insurances are paid promptly by their due date;
134		(iii)	ensure that Crew Insurances shall name the Owners as
135			co-assured (unless advised by the Owners to the
136			contrary); and

BSM CREWMAN LUMPSUM 1.0 (200906)

PART II
Bernhard Schulte Shipmanagement — Crew Management Agreement (Lump Sum)

137		(iv) provide evidence that they have complied with their
138		obligations under Sub-clauses 3.2(i), (ii) and (iii) within
139		a reasonable time following the commencement of this
140		Agreement and after each renewal date or payment
141		date of the Crew Insurances, to the reasonable
142		satisfaction of the Owners.

143	4.	Crew Managers’ Obligations
144		The Crew Managers undertake to use their best endeavors
145		to provide the agreed Crew Management Services specified
146		in this Agreement to the Owners in accordance with sound
147		crew management practice, and to protect and promote the
148		interests of the Owners in all matters relating to the provision
149		of services hereunder.
150		Provided, however, that the Crew Managers in the
151		performance of their management responsibilities under this
152		Agreement shall be entitled to have regard to their overall
153		responsibility in relation to all vessels as may from time to
154		time be entrusted to their management and in particular, but
155		without prejudice to the generality of the foregoing, the Crew
156		Managers shall be entitled to allocate available manpower in
157		such manner as in the prevailing circumstances the Crew
158		Managers in their absolute discretion consider to be fair and
159		reasonable.

160	5.	Owners’ Obligations
161		The Owners shall:
162	5.1	Pay all sums due to the Crew Managers punctually in
163		accordance with the terms of this Agreement;
164	5.2	procure that the requirements of the law of the Vessel’s Flag
165		State are satisfied and that they, or such other entity as may
166		be appointed by them, are identified to the Crew Managers
167		as the Company;
168	5.3	inform the Crew Managers prior to ordering the Vessel to any
169		area excluded by war risks underwriters by virtue of the
170		current London market war risks trading warranties and pay
171		whatever additional costs may properly be incurred by the
172		Crew Managers as a consequence of such orders including,
173		if necessary, the costs of replacing the Crew. Any delays
174		resulting from the negotiation with or replacement of the
175		Crew as a result of the Vessel being ordered to a war zone
176		shall be for the Owners’ account;
177	5.4	agree with the Crew Managers prior to any change of flag of
178		the Vessel and pay whatever additional costs may properly
179		be incurred by the Crew Managers as a consequence of
180		such change;
181	5.5	provide, at no cost to the Crew Managers, in accordance with
182		the requirements of the law of the Flag State of the Vessel
183		stated in Box 7, or higher standard, as mutually agreed,
184		adequate Crew accommodation and living standards;
185	5.6	reimburse the Crew Managers, where the Crew Managers
186		provide provisions, for any food consumed on board other
187		than by the Crew or any Connected Person and compensate
188		the Crew Managers at a rate of US$8.00 per person and day.
189		Owners shall provide replacement for any losses of
190		foodstuffs caused exclusively by the breakdown of the
191		refrigeration plant and machinery; and
192	5.7	procure that throughout the period of this Agreement:
193		(i) at the Owners’ expense, the Vessel is insured for not
194		less than her sound market value or entered for her full
195		gross tonnage, as the case may be, for:
196		(a) usual hull and machinery marine risks (including
197		crew negligence) and excess liabilities;
198		(b) protection and indemnity risks, including pollution
199		risks, and diversion expenses, but excluding crew
200		risks in accordance with Sub-clause 3.2(i), if
201		separately insured by the Crew Managers; and
202		(c) war risks (including protection and indemnity and
203		crew risks);

204		in accordance with the best practice of prudent owners
205		of vessels of a similar type to the Vessel, with first class
206		insurance companies, underwriters or associations (‘the
207		Owners’ Insurances’);
208		(ii) all premiums and calls on the Owners’ Insurances are
209		paid promptly by their due date;
210		(iii) the Owners’ Insurances name the Crew Managers, any
211		third party designated by the Crew Managers as a joint
212		assured, with full cover, with the Owners obtaining
213		cover in respect of each of the insurances specified in
214		Sub-clause 5.7(i) above:
215		(a) on terms whereby the Crew Managers and any
216		such third party are liable in respect of premiums or
217		calls arising in connection with the Owners’
218		Insurances; or
219		(b) if reasonably obtainable, on terms such that neither
220		the Crew Managers nor any such third party shall
221		be under any liability in respect of premiums or
222		calls arising in connection with the Owners’
223		Insurances; or
224		(c) on such terms as may be agreed in writing.
225		Note: indicate alternative (a), (b) or (c) of Sub-clause
226		5.7(iii) in Box 8. If Box 8 is left blank then (a) applies.
227		(iv) written evidence is provided, to the reasonable
228		satisfaction of the Crew Managers, of their compliance
229		with their obligations under this Clause within a
230		reasonable time of the commencement of the
231		Agreement, and of each renewal date and, if
232		specifically requested, of each payment date of the
233		Owners’ Insurances.

234	6.	Crew Management Lump Sum
235	6.1	The Owners shall pay the Crew Managers for their services as
236		crew managers under this Agreement a monthly lump sum in
237		the amount stated in Box 9 which shall be payable in advance
238		and in any case not later than the 5th day of each calendar
239		month into the account of the Crew Managers free of all
240		expenses and Bank charges, the first monthly lump sum being
241		payable pro-rata on the commencement of this Agreement.
242		Members of the Crew covered by the Agreement and included
243		in the monthly lump sum are stated in Annex “B” hereto. All
244		remittances to the Crew Managers shall be made to the bank
245		account no. DE89 2012 0000 0520 5820 08 of the Crew
246		Managers with BERENBERG BANK, HAMBURG.
247		If the Vessel is not taken over by the Managers, for whatever
248		reason, Managers are entitled to charge to the Owners all
249		costs incurred in relation to the take over of the Vessel.
250	6.2	The lump sum shall include:
251		(i) all payments which are due to or on behalf of the Crew
252		in accordance with their contracts of employment,
253		including basic wages, leave pay, sickness wages, long
254		service & repeater gratuity, subject to any limitation on
255		overtime hours in accordance with Sub-clause 6.3;
256		(ii) overlapping wages upto five (5) days for reliefs of
257		Officers and upto three (3) days overlapping for all
258		reliefs of Ratings. Not included are overlapping wages
259		and associated costs resulting from vessel delay or
260		deviation or any other event beyond the control of the
261		Crew Managers. Any overlap exceeding the above
262		stated period will be charged to the Owners at
263		applicable rates;
264		(iii) Crew P&I Premium and Deductibles;
265		(iv) the cost of obtaining all documentation necessary for
266		the Crew’s employment, including but not limited to
267		medical and vaccination certificates, passports, visas,
268		seaman’s books, licenses and crew lists;
269		(v) the cost of transportation of the Crew to and from the
270		Vessel including hotel expenses and food while
271		travelling, other than the cost of familiarization team
272		and the prejoining expenses in accordance with Sub-

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273			clauses 6.4 and 6.5. All travelling expenses are based
274			on the Vessel trading regularly to the port or area
275			shown in Box 10. Should the Crew Managers have to
276			pay any additional travelling expenses by reason of the
277			Vessel not calling regularly at the above port or area,
278			any excess travelling costs/expenses shall be charged
279			to the Owners separately, on terms to be agreed;
280		(vi)	port disbursements and fees in respect of Crew
281			matters, including crew handling fees, however,
282			excluding basic port agents’ fee as well as costs in
283			relation to crew shore passes, crew escorts charge by
284			local authorities, port terminal buses and relief costs by
285			launch or helicopter;
286		(vii)	the cost of crew mail and Crew related communications
287			from the Vessel;
288		(viii)	provision costs at the rate of US$8.00 per man/day. The
289			Crew Managers and the Owners shall, respectively at
290			the commencement and termination of this Agreement,
291			take over and pay for all unused provisions and bonded
292			stores on board the Vessel at a price to be mutually
293			agreed;
294		(ix)	uniform and working clothes; safety shoes; parkas and
295			oilskins; working gloves as per international safety
296			regulations, however excluding additional winter
297			clothing if Vessel is trading in an area with extreme
298			weather conditions;
299		(x)	cash box insurance for cash to master including “cash
300			in transit” insurance;
301		(xi)	bank charges & exchange differences for cash to
302			master, home allotments, etc;
303		(xii)	minor training and upgrading expenses, at the Crew
304			Managers’ own training facilities and/or associated
305			offices;
306		(xiii)	fees and costs for processing the Crew in their place of
307			domicile;
308		(xiv)	fees for certification in accordance with the Flag State
309			requirements of the Vessel as in force at the date of the
310			Agreement;
311		(xv)	miscellaneous Crew costs and Crew expenses
312			reasonably incurred by the Managers in providing the
313			Crew Management Services; and
314		(xvi)	The Crew Managers’ fee,
315			Regular lashing of containers and hold cleaning, where
316			applicable, is considered to be outside the normal duties of
317			the Crew and is excluded from the quotation. However, if this
318			additional service is required the Owners shall, upon
319			agreement, pay a separate remuneration to cover the same.
320			Such agreement shall be in the form of an addendum to the
321			Agreement.
322	6.3		The amount of Crew overtime covered by the lump sum shall
323			be as stated in Box 11. If overtime exceeds that amount the
324			Owners shall pay for the excess overtime.
325	6.4		It is agreed between the Owners and the Crew Managers
326			that a familiarization team to be mutually agreed will join the
327			Vessel prior to the takeover of the Vessel. The Owners shall
328			pay to the Crew Managers the pro-rata crew lump sum fee to
329			cover the cost of such familiarization team.
330	6.5		Prejoining expenses of the Crew are not included in the
331			monthly lump sum and shall be charged separately to the
332			Owners at cost plus 5% handling fee.
333	6.6		Any invoices submitted by the Crew Managers for
334			expenditure properly and reasonably incurred by them in the
335			discharge of their duties under this Agreement and which is
336			not included in the Crew Management Services but which is
337			payable by the Owners, including but not limited to
338			consequential costs of lay up or repairs (Sub-clause 6.8),
339			excess overtime (Sub-clause 6.3), cost of the familiarization
340			team (Sub-clause 6.4) and the prejoining expenses (Sub-
341			clause 6.5) shall be paid by the Owners at the time of the
342			payment of the next lump sum due under Sub-clause 6.1 or,

343		in case of termination of the Agreement, before
344		disembarkation of the Crew.
345	6.7	(i) The lump sum shall be renegotiated annually. Before the
346		calendar year end the Crew Managers shall submit to the
347		Owners a proposed lump sum figure to be applicable for the
348		forthcoming year, provided however that the lump sum shall
349		be adjusted from time to time by mutual agreement between
350		the parties, and at any time to take into account any changes
351		in the wages, salaries or working conditions of the crew
352		resulting from any change in law or regulation or the order of
353		any court or tribunal having jurisdiction in respect of the crew
354		or any members thereof or as a result of any trade union,
355		guild or other action or as a result of any strike or lockout ;
356		(ii) The Owners shall indicate to the Crew Managers their
357		acceptance or rejection of the proposed revised lump sum
358		within one (1) month of presentation, failing which the Crew
359		Managers shall be entitled to assume that the Owners have
360		accepted the said lump sum. If such renegotiation fail and no
361		agreement is reached, the Managers shall have the right to
362		terminate the Agreement with immediate effect by notice in
363		writing.
364	6.8	In the event of lay up or extensive repairs to the Vessel that
365		last for more than the number of months stated in Box 13,
366		the parties shall mutually agree the extent of reduced
367		manning required, together with the revision of the lump sum
368		and re-manning arrangements for the period exceeding the
369		number of months stated in Box 13 until one (1) month
370		before the Vessel is again put into service. Consequential
371		costs of reduction and reinstatement of the Crew shall be for
372		the Owners’ account. In the event that the parties cannot
373		agree, the Agreement shall be terminated in accordance with
374		Clause 14.
375	6.9	Notwithstanding anything contained herein to the contrary,
376		the Crew Managers shall in no circumstances be required to
377		use or commit their own funds to finance the provision of the
378		Crew Management Services.
379	6.10	The Owners shall be liable to the Crew Managers for a
380		default interest at a LIBOR rate plus 1% per annum on the
381		outstanding amount for non-payment of any money by the
382		Owners to the Crew Managers under or in connection with
383		this Agreement.
384	6.11	All payments of fees hereunder or in respect of
385		reimbursement of expenses or otherwise shall be made in
386		full and without deduction for or on account of taxation,
387		provided that if the Owners are obligated make any such
388		deduction from any payment by law, then payments
389		hereunder shall be increased so that the net amount
390		received by the Crew Managers shall be equal to the amount
391		they would have received but for such deduction. The
392		provisions of this Clause shall not however apply to any tax
393		on the overall net income of the Crew Managers imposed by
394		the country in which the Crew Managers are incorporated.
395	6.12	War risk insurance for the Crew and/or extra war risk bonus
396		payable to the Crew is excluded from the monthly lump sum
397		and must be considered to be for the account of the Owners.
398	6.13	The Crew is not compelled to trade into war risk areas but
399		may demand repatriation on account of the owners in which
400		case the owners will pay for the repatriation and joining
401		expenses for the new Crew.
402	6.14	If, during the period of the Agreement, due to interference of
403		any National and/or International Labour unions and/or
404		Organizations, the Crew Managers be forced to accept
405		different crew wages, the Crew Managers has the right to
406		adjust the monthly lump sum accordingly if proper evidence
407		of the new tariff has been given by the Crew Managers to the
408		Owners. In such case, the Owners have the option of
409		terminating the Agreement by giving at least three (3)
410		months’ prior notice. Any costs incurred with the Owners
411		prior approval due to interference of any of the bodies
412		mentioned in this clause, including those incurred due to the

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413		efforts by the Crew Managers to reduce damages caused by
414		such interference, as well as any claims of Labour
415		Unions/Organizations’ against the Vessel shall be borne by
416		the Owners
417	~~6.15~~	~~Where the Crew management lump sum is wholly agreed in~~
418		~~USD, it is also hereby mutually agreed that where the crew~~
419		~~members are being paid Euro Wages, an exchange rate~~
420		~~adjustment, at the exchange rate of EURO / USD = (X.XX)~~
421		~~will apply to the lump sum fees of Officers / Crew with Euro~~
422		~~wages.~~
423		~~If the average monthly EURO / USD exchange rate is higher~~
424		~~than the agreed rate, Owners will be debited with the~~
425		~~difference between the average rate and the agreed rate. If~~
426		~~the average monthly EURO / USD exchange rate is lesser~~
427		~~than the agreed rate, Owners will be credited with the~~
428		~~difference between the average rate and the agreed rate.~~
429		~~The above adjustments will be reflected in the monthly~~
430		~~statement provided by the Crew Managers.”~~

431	7.	Trading Restrictions
432		The Owners and the Crew Managers will, prior to the
433		commencement of this Agreement, agree on any trading
434		restrictions to the Vessel that may result from the terms and
435		conditions of the Crew’s employment.

436	8.	Replacement
437		The Owners shall have the right to require the replacement,
438		at their own expense, at the next reasonable opportunity, of
439		any member of the Crew found on reasonable grounds to be
440		unsuitable for service. If the Crew Managers have failed to
441		fulfill their obligations in providing suitable and qualified Crew
442		within the meaning of Sub-clause 3.1, then such replacement
443		shall be at the Crew Managers’ expense, provided however
444		that if the Owners are dissatisfied with the conduct of any
445		master, officer or member of the Crew, it shall forthwith give
446		notice in writing to the Crew Managers of such
447		dissatisfaction, which notice shall include particulars of the
448		cause of complaint. The Crew Managers shall promptly
449		investigate all such complaints and shall, if any such
450		complaint is justified, procure that such master, officer or
451		member of Crew is replaced with a person with substantially
452		the same qualification and experience, as soon as possible
453		upon receipt of such complaint, provided the Vessel is in a
454		convenient port to do so.

455	9.	Crew Managers’ Right to Sub-contract
456		The Crew Managers shall not have the right to sub-contract
457		any of their obligations hereunder without the prior written
458		consent of the Owners, which shall not be unreasonably
459		withheld. In the event of such a sub-contract, the Crew
460		Managers shall remain fully liable for the due performance of
461		their obligations under this Agreement.
462

463	10.	Responsibilities
464	10.1	Force Majeure - Neither party shall be liable for any loss,
465		damage or delay due to any of the following force majeure
466		events and/or conditions to the extent the party invoking
467		force majeure is prevented or hindered from performing any
468		or all of their obligations under this Agreement, provided they
469		have made all reasonable efforts to avoid, minimize or
470		prevent the effect of such events and/or conditions:
471		(i) acts of God;
472		(ii) any Government requisition, control, intervention,
473		requirement or interference;
474		(iii) any circumstances arising out of war, threatened act of
475		war or warlike operations, acts of terrorism, sabotage or
476		piracy, or the consequences thereof;
477		(iv) riots, civil commotion, blockades or embargoes;
478		(v) epidemics;

479		(vi)	earthquakes, landslides, floods or other extraordinary
480			weather conditions;
481		(vii)	strikes, lockouts or other industrial action, unless limited
482			to the employees (which shall not include the Crew) of
483			the party seeking to invoke force majeure;
484		(viii)	fire, accident, explosion except where caused by
485			negligence of the party seeking to invoke force
486			majeure;
487		(ix)	any other similar cause beyond the reasonable control
488			of either party.
489	10.2		Crew Managers’ liability to Owners — Without prejudice to
490			Sub-clause 10.1 the Crew Managers shall be under no
491			liability whatsoever to the Owners for any loss, damage,
492			delay or expense of whatsoever nature, whether direct or
493			indirect (including but not limited to loss of profit arising out of
494			or in connection with detention of or delay to the Vessel) and
495			howsoever arising in the course of performance of the Crew
496			Management Services UNLESS same is proved to have
497			resulted solely from the negligence, gross negligence or
498			wilful default of the Crew Managers or any of their employees
499			or agents, or sub-contractors employed by them in
500			connection with the Vessel, in which case (save where loss,
501			damage, delay or expense has resulted from the Crew
502			Managers’ personal act or omission committed with the intent
503			to cause same or recklessly and with knowledge that such
504			loss, damage, delay or expense would probably result) the
505			Crew Managers’ liability for each incident or series of
506			incidents giving rise to a claim or claims shall never exceed a
507			total of one (1) monthly lump sum payable hereunder.
508	10.3		Acts or omissions of the Crew — Notwithstanding anything
509			that may appear to the contrary in this Agreement, the Crew
510			Managers shall not be liable for any act or omission of the
511			Crew, even if such acts or omissions are negligent, grossly
512			negligent or willful, except only to the extent that they are
513			shown to have resulted from a failure by the Crew Managers
514			to discharge their obligations under Clause 4, in which case
515			their liability shall be limited in accordance with the terms of
516			this Clause 10.
517	10.4		Indemnity — Except to the extent and solely for the amount
518			therein set out that the Crew Managers would be liable under
519			Sub-clause 10.2 the Owners hereby undertake to keep the
520			Crew Managers and their employees, agents and sub-
521			contractors indemnified and to hold them harmless against
522			all actions, proceedings, claims, demands or liabilities
523			whatsoever or howsoever arising which may be brought
524			against them or incurred or suffered by them arising out of or
525			in connection with the performance of the Agreement, and
526			against and in respect of all costs, loss, damages and
527			expenses (including legal costs and expenses on a full
528			indemnity basis) which the Crew Managers may suffer or
529			incur (either directly or indirectly) in the course of the
530			performance of this Agreement.
531	10.5		“Himalaya” — It is hereby expressly agreed that no
532			employee or agent of the Crew Managers (including every
533			sub-contractor from time to time employed by the Crew
534			Managers) shall in any circumstances whatsoever be under
535			any liability whatsoever to the Owners for any loss, damage
536			or delay of whatsoever kind arising or resulting directly or
537			indirectly from any act, neglect or default on his part while
538			acting in the course of or in connection with his employment
539			and, without prejudice to the generality of the foregoing
540			provisions in this Clause, every exemption, limitation,
541			condition and liberty herein contained and every right,
542			exemption from liability, defence and immunity of whatsoever
543			nature applicable to the Crew Managers or to which the Crew
544			Managers are entitled hereunder shall also be available and
545			shall extend to protect every such employee or agent of the
546			Crew Managers acting as aforesaid and for the purpose of all
547			the foregoing provisions of this Clause the Crew Managers
548			are or shall be deemed to be acting as agent or trustee on

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682		months stated in Box 14. The Crew Managers shall use their
683		best endeavours to minimise such Severance Costs.
684	15.7	The termination of this Agreement shall be without prejudice
685		to all rights accrued due between the parties prior to the date
686		of termination.

687	16.	Law and Arbitration
688	16.1	This Agreement shall be governed by and construed in
689		accordance with English law and any dispute arising out of or
690		in connection with this Agreement shall be referred to
691		arbitration in London in accordance with the Arbitration Act
692		1996 as may be amended or re-enacted from time to time
693		save to the extent necessary to give effect to the provisions
694		of this Clause.
695		The arbitration shall be conducted in accordance with the
696		London Maritime Arbitrators Association (LMAA) Terms
697		current at the time when the arbitration proceedings are
698		commenced. The reference shall be to three arbitrators. A
699		party wishing to refer a dispute to arbitration shall appoint its
700		arbitrator and send notice of such appointment in writing to
701		the other party requiring the other party to appoint its own
702		arbitrator within 14 calendar days of that notice and stating
703		that it will appoint its arbitrator as sole arbitrator unless the
704		other party appoints its own arbitrator and gives notice that it
705		has done so within the 14 days specified. If the other party
706		does not appoint its own arbitrator and give notice that it has
707		done so within the 14 days specified, the party referring a
708		dispute to arbitration may, without the requirement of any
709		further prior notice to the other party, appoint its arbitrator as
710		sole arbitrator and shall advise the other party accordingly.
711		The award of a sole arbitrator shall be binding on both
712		parties as if he had been appointed by agreement.
713		Nothing herein shall prevent the parties agreeing in writing to
714		vary these provisions to provide for the appointment of a sole
715		arbitrator.
716		In cases where neither the claim nor any counterclaim
717		exceeds the sum of US$50,000 (or such other sum as the
718		parties may agree) the arbitration shall be conducted in
719		accordance with the LMAA Small Claims Procedure current
720		at the time when the arbitration proceedings are
721		commenced.
722		In cases where the claim or any counterclaim exceeds the
723		sum agreed for the LMAA Small Claims Procedure and
724		neither the claim nor any counterclaim exceeds the sum of
725		US$400,000.00 (or such other sum as the parties may
726		agree) the arbitration shall be conducted in accordance with
727		the LMAA Intermediate Claims Procedure current at the time
728		when the arbitration proceeding are commenced.
729		Where the reference is to three arbitrators the procedure for
730		making appointments shall be in accordance with the
731		procedure for full arbitration stated above.
732	16.2	In the case of a dispute in respect of which arbitration has
733		been commenced, the following shall apply:
734		(i) Either party may at any time and from time to time elect
735		to refer the dispute or part of the dispute to mediation
736		by service on the other party to agree to mediation.
737		(ii) The other party shall thereupon within 14 calendar days
738		of receipt of the Mediation Notice confirm that they
739		agree to mediation, in which case the parties shall
740		thereafter agree a mediator within a further 14 calendar
741		days, failing which on the application of either party a
742		mediator will be appointed promptly by the Arbitration
743		Tribunal (“the Tribunal”) or such person as the Tribunal
744		may designate for that purpose. The mediation shall be
745		conducted in such place and in accordance with such
746		procedure and on such terms as the parties may agree
747		or, in the event of disagreement, as may be set by the
748		mediator.
749		(iii) If the other party does not agree to mediate, that fact
750		may be brought to the attention of the Tribunal and may

751		be taken into account by the Tribunal when allocating
752		the costs of the arbitration as between the parties.
753		(iv) The mediation shall not affect the right of either party to
754		seek such relief or take such steps as it considers
755		necessary to protect its interest.
756		(v) Either party may advise the Tribunal that they have
757		agreed to mediation. The arbitration procedure shall
758		continue during the conduct of the mediation but the
759		Tribunal may take the mediation timetable into account
760		when setting the timetable for steps in the arbitration.
761		(vi) Unless otherwise agreed or specified in the mediation
762		terms, each party shall bear its own costs incurred in
763		the mediation and the parties shall share equally the
764		mediator’s costs and expenses.
765		(vii) The mediation process shall be without prejudice and
766		confidential and no information or documents disclosed
767		during it shall be revealed to the Tribunal except to the
768		extent that they are disclosable under the law and
769		procedure governing the arbitration.
770		(note: The parties should be aware that the mediation
771		process may not necessarily interrupt time limits.)

772	17.	Notices
773	17.1	Any notices to be given by either party to the other party shall
774		be in writing and may be sent by fax, telex, email, registered
775		or recorded mail or by personal service.
776	17.2	Every notice or other communication to be given to the Crew
777		Managers shall be in the English language and shall be sent
778		to the address of his appointed and agreed representative at
779		the address stated in Box 17.
780		Every notice or other communication to be given to the
781		Owners shall be made in the English language and shall be
782		sent to the address of his appointed and agreed
783		representative at the address stated in Box 16.
784	17.3	Every notice or other communication shall be deemed duly
785		given if delivered by hand, given by telefax, given by first
786		class registered or recorded delivery mail or given by email.
787		Every notice shall be effective;
788		(i) on delivery, if delivered personally,
789		(ii) on transmission if sent by telefax,
790		(iii) upon actual receipt, if sent by registered or recorded
791		delivery mail or
792		(iv) upon confirmation of receipt of the email message by the
793		recipient.

794	18.	Entire Agreement
795		This Agreement constitutes the entire agreement between
796		the parties and no promise, undertaking, representation,
797		warranty or statement by either party prior to the date
798		stated in Box 4 shall affect this Agreement. A modification
799		of this Agreement shall not be of any effect unless in writing
800		signed by or on behalf of the parties.

801	19.	Third Party Rights
802		Except to the extent provided in Sub-clause 10.5
803		(Himalaya), no third parties shall have the right to enforce
804		any term of this Agreement.

805	20.	Partial Validity
806		If any provision of this Agreement is or becomes or is held
807		by any arbitrator or other competent body to be illegal,
808		invalid or unenforceable in any respect under any law or
809		jurisdiction, the provision shall be deemed to be amended
810		to the extent necessary to avoid such illegality, invalidity or
811		unenforceability, or, if such amendment is not possible, the
812		provision shall be deemed to be deleted from this
813		Agreement to the extent of such illegality, invalidity or
814		unenforceability, and the remaining provisions shall
815		continue in full force and effect and shall not in any way be
816		affected or impaired thereby.

BSM CREWMAN LUMPSUM 1.0 (200906)

PART II
Bernhard Schulte Shipmanagement — Crew Management Agreement (Lump Sum)

817	21.	Interpretation
818		In this Agreement:
819	21.1	Singular/Plural
820		The singular includes the plural and vice versa as the
821		context admits or requires.
822	21.2	Headings
823		The index and headings to the Clauses and Appendices to
824		this Agreement are for convenience only and shall not
825		affect its construction or interpretation.
826	21.3	Day
827		“Day” means calendar day unless expressly stated to the
828		contrary.
BSM CREWMAN LUMPSUM 1.0(200906)

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO
BERNHARD SCHULTE SHIPMANAGEMENT
CREW MANAGEMENT AGREEMENT — LUMP SUM

Date of Agreement:	13 May 2010

Name of Vessel(s):

Particulars of Vessel(s):

Type:	Crude Oil Tanker
Year Built:	2009
Gross Tonnage:	85,030
Deadweight:	159,021
Flag:	Marshall Islands
IMO No.:	9379208
BSM CREWMAN LUMPSUM 1.0 (200906)

ANNEX “B” (DETAILS OF CREW) TO
BERNHARD SCHULTE SHIPMANAGEMENT
CREW MANAGEMENT AGREEMENT — LUMP SUM

Date of Agreement:	13 May 2010

Name of Vessel:

Details of Crew:

Numbers	Rank	Nationality

1	Master	East European
2	Chief Officer	East European
3	Second Officer	East European
4	Third Officer	East European
5	Chief Engineer	East European
6	Second Engineer	East European
7	Third Engineer	East European
8	Fourth Engineer	East European
9	Electrician	East European
10	Pumpman	East European
11	Boatswain	East Asian
12	AB	East Asian
13	AB	East Asian
14	AB	East Asian
15	OS	East Asian
16	OS	East Asian
17	OS	East Asian
18	Fitter	East European
19	Oiler	East Asian
20	Oiler	East Asian
21	Oiler	East Asian
22	Wiper	East Asian
23	Chief Cook	East Asian
24	Second Cook	East Asian
25	Messman	East Asian
BSM CREWMAN LUMPSUM 1.0 (200906)

ANNEX “C” (BUDGET FOR THE FIRST YEAR) TO
BERNHARD SCHULTE SHIPMANAGEMENT
CREW MANAGEMENT AGREEMENT — LUMP SUM

Date of Agreement:
Managers’ Budget for the first year with effect from the Commencement Date of this Agreement.
BSM CREWMAN LUMPSUM 1.0 (200906)